 EXHIBIT 32.1

COMMERCIAL BANCSHARES, INC.

SARBANES-OXLEY ACT SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

I, Robert E. Beach, the Chief Executive Officer of Commercial Bancshares, Inc. (the “Company”), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended September 30, 2014 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Beach
President and Chief Executive Officer
Dated: November 13, 2014